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                      PACIFIC AEROSPACE & ELECTRONICS, INC.

                            -------------------------

                                 AMENDMENT NO. 1

                                       TO

                             NOTE PURCHASE AGREEMENT

                            -------------------------

                          Dated as of October 31, 2003

    ========================================================================

                                 AMENDMENT NO. 1

         This AMENDMENT NO. 1, dated as of October 31, 2003 (this "AMENDMENT"), to the Note Purchase Agreement, dated as of March 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), is entered into by and between Pacific Aerospace & Electronics, Inc., a Washington corporation (the "COMPANY"), and existing Holders of the Company's 5% Senior Secured Notes due May 1, 2007 identified on the signature pages hereto, and the purchasers of the Additional Notes (as defined herein) identified on the signature pages hereto (the "PURCHASERS"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement.

         WHEREAS, the Company and Holders of the Notes issued pursuant to the Note Purchase Agreement desire to amend the Note Purchase Agreement in order provide the Company with additional financing of $3,998,181 through the issuance of Additional Notes (the "NOTE ISSUANCE");

         WHEREAS, the Purchasers have agreed to purchase Additional Notes at a purchase price equal to an aggregate of $3,998,181 and that such Additional Notes will be allocated among such Purchasers pro rata based on their relative holdings of the Company's outstanding 10% Senior Subordinated Pay-In-Kind Notes due 2007;

         WHEREAS, the purchase price for the Additional Notes will be equal to the accreted value of the Notes as of the date hereof, or 70.14% of the face Principal Amount of the Notes;

         WHEREAS, in order to effect the Note Issuance, the Holders of all of the outstanding Notes have consented to this Amendment in accordance with
Section 17 of the Note Purchase Agreement; and

         WHEREAS, the Company has obtained the approval of a majority of the members of the Board of Directors that are disinterested in the transaction in accordance with Section 9.7 of the Note Purchase Agreement and Section 4.11 of the Indenture governing the terms of the Company's outstanding 10% Senior Subordinated Pay-In-Kind Notes due 2007.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                            SECTION ONE - AMENDMENTS

(a) Section 1: Authorization of Notes. Section 1 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  "The Company will authorize the issuance and sale of $41,700,000 aggregate principal amount at maturity of its 5.0% Senior Secured Notes due May 1, 2007 (the "Notes," such term to include any Notes issued in substitution therefor or

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                  replacement thereof pursuant to Section 13.3 and any
                  Additional Notes (as defined in Section 2.1)). The Notes shall be substantially in the form of Exhibit A (for Note issued prior to October 31, 2003) or Exhibit A-1 as attached to this Amendment (for Notes issued on or after October 31, 2003), with such changes therefrom, if any, as may be approved by the Holders and the Company. Certain capitalized terms used in this Note Purchase Agreement (as amended, restated or supplemented from time to time, this "Agreement") are defined in Section 12."

(b)      Section 2.1: Sale and Purchase of Notes; Payments on the Notes. Section
         2.1 of the Note Purchase Agreement is hereby amending by adding the following paragraph at the end of the section:

                  "Notwithstanding the foregoing, the Company shall be entitled to issue additional Notes (the "Additional Notes") at the then accreted value of the Notes, the proceeds of which shall not exceed $3,998,181 (following the issuance, the principal amount of such Additional Notes shall be included in the definition of Principal Amount). Any Additional Notes issued as set forth herein shall have the same rights and privileges, and be subject to the same obligations and restrictions, under each of this Agreement, the Collateral Documents and the Operative Agreements, as the Notes originally issued to the Original Purchaser."

(c) Section 2.3: Interest on the Notes. Section 2.3 of the Note Purchase Agreement is hereby amended by adding the following phrase after the words "commencing on May 1, 2002":

                  ", or in the event that any Additional Notes are issued after the date hereof, interest payments shall commence on the next succeeding May 1 or November 1, as applicable after issuance thereof; provided that for any Additional Notes issued on October 31, 2003, interest payments shall commence on May 1, 2004."

(d) Section 3. Closing. Section 3 of the Note Purchase Agreement is hereby amended by adding the following paragraph at the end of the section:

                  "Notwithstanding the foregoing, the sale of any Additional Notes in accordance with the terms hereof shall take place at the offices of Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005-1413 at 11:00 a.m., New York City time, at a closing on October 31, 2003 (any such closing shall be referred to herein as a "Subsequent Closing"), or such later date as may be agreed upon by the Company and the Purchasers (any such date shall be referred to here as the "Subsequent Closing Date"). At the Subsequent Closing, the Company will deliver to the Purchasers of the Additional Notes, in the amount so purchased by each such Purchaser as set forth on Schedule I to this Amendment, in the form of a single Additional Note (or such greater number of Additional Notes as the Purchasers may request; provided that each such Additional Note shall be in a denomination of at least $1,000,000 or integral multiples of $100,000), each dated the Subsequent Closing Date and registered in the Purchaser's name (or in the name of its nominee or another Holder), against payment of the purchase price therefor on the Subsequent Closing Date by

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                  transfer of immediately available funds to the Company, or as otherwise directed by the Company in writing (at least two (2) days prior to the Subsequent Closing Date). If at the Subsequent Closing the Company shall fail to tender such Additional Notes to the Purchasers as provided above in this
                  Section 3, the Purchasers shall, at their election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or such nonfulfillment."

(e) Section 4: Conditions to Closing. The introductory paragraph of Section 4 of the Note Purchase Agreement is hereby deleted and replaced with the following:

                  " The Initial Purchaser's obligation to purchase and pay for the Notes to be sold to it at the Closing, and any other purchaser's obligation to purchase and pay for any Additional Notes at any Subsequent Closing, is subject to the fulfillment to its satisfaction, prior to or at the Closing, or, in the case of any issuances of Additional Notes, prior to or at the Subsequent Closing, of the following conditions:"

(f) Section 4.1: Representations and Warranties. Section 4.1 of the Note Purchase Agreement is hereby amended by adding the following phrase after the words "at the time of the Closing":

                  ", or at the time of any Subsequent Closing, as the case may be,"

(g) Section 4.2: Performance; No Default. Section 4.2 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  "The Company and each of its Subsidiaries shall have performed and complied with all agreements and conditions contained in this Agreement and each other Operative Agreement required to be performed or complied with by it prior to or at the Closing, or prior to or at the Subsequent Closing, as the case may be, and at the time of the Closing or Subsequent Closing, as the case may be, no Default or Event of Default under this Agreement or default by any party under any Operative Agreement shall have occurred and be continuing."

(h) Section 4.3: Compliance Certificates. Section 4.3 of the Note Purchase Agreement is hereby amended by adding the following phrase after the words "dated the Closing Date":

                  ", or dated the Subsequent Closing Date, as the case may be,"

(i) Section 4.5: Legal Investment. Section 4.5 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  " On the Closing Date or on any Subsequent Closing Date, as applicable, the purchase of Notes shall be permitted by the laws and regulations of each jurisdiction to which such purchaser's investments are subject. If requested by any Purchaser by prior written request to the Company, such Purchaser shall have

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                  received, at least five (5) Business Days prior to the Closing or the Subsequent Closing, as applicable, an Officers' Certificate of the Company or any of its Subsidiaries, as the case may be, certifying as to such matters of fact as the Purchaser may reasonably specify to enable it to determine whether such purchase is so permitted."

(j) Section 4.6: Operative Agreements. Section 4.6 of the Note Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  "Each of the Operative Agreements shall be in full force and effect, and shall constitute the legal, valid and binding and enforceable obligations of the respective parties thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or law. No default or accrued right of termination on the part of any of the parties to the Operative Agreements (other than the Initial Purchaser) shall exist thereunder as of the Closing Date or any Subsequent Closing Date, as the case may be and the Holders shall have received a fully executed original, or a true and complete copy, of each such document (other than the Notes)."

                  SECTION TWO - REPRESENTATIONS AND WARRANTIES

(a) The execution and delivery of this Amendment and the performance of the Note Issuance by the Company have been duly authorized and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Neither the execution or delivery by Company of this Amendment, nor compliance with the terms and provision hereof will (i) contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement, contract or instrument to which it or any of its respective Subsidiaries may be subject, including without limitation, the Note Purchase Agreement, or (iii) violate any provision of its certificate of incorporation or bylaws or the certificate of incorporation or bylaws (or equivalent organizational or charter documents) of any of its Subsidiaries, which in the case of (i), (ii) or (iii) above, will be expected to have a Material Adverse Effect.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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                          SECTION THREE - EFFECTIVENESS

         This Amendment shall become effective and the Company shall complete the Note Issuance as of the date of satisfaction of the following conditions precedent:

(a) The Company shall have provided the Collateral Agent a duly executed copy of this Amendment bearing the authorized signatures of the Company, the existing Holders and the Purchasers on the date hereof;

(b) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Holders; and

(c) The Company shall have provided such certificates as may have been requested by the Collateral Agent in connection with this Amendment.

                             SECTION FOUR - CONSENT

         The Holders, by signing this Amendment No. 1, hereby consent to this amendment to the Note Purchase Agreement in accordance with the amendment provisions of the Note Purchase Agreement.

                          SECTION FIVE - MISCELLANEOUS

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

(b) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Note Purchase Agreement or any other Operative Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Note Purchase Agreement, as amended hereby, and the Operative Agreement shall remain in full force and effect.

(c) In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(d) On and after the date first above written, each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Note Purchase Agreement, and each reference in the Operative Agreements to the "Note Purchase Agreement," "thereunder," "thereof" or words of like import referring to the Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment.

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(e)      Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

(f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   THE COMPANY:

                                   PACIFIC AEROSPACE & ELECTRONICS, INC.

                                   By: ________________________________________
                                   Name: Donald A. Wright
                                   Title: Chief Executive Officer and President

                                   THE PURCHASERS OF ADDITIONAL NOTES:

                                   GSCP RECOVERY, INC.

                                   By:_________________________________________
                                   Name: Robert A. Hamwee
                                   Title: Managing Director

                                   GSC RECOVERY II, L.P.

                                   By: GSC Recovery II GP, L.P., its general
                                       partner

                                   By: GSC RII, LLC, its general partner

                                   By: GSCP (NJ) Holdings, L.P., its sole member

                                   By: GSCP (NJ), Inc., its general partner

                                   By:_________________________________________
                                   Name: Robert A. Hamwee
                                   Title: Managing Director

    [signature pages to Amendment No. 1 to Note Purchase Agreement continued]

The foregoing Agreement is hereby
accepted and agreed to as of
the date first above written.

HOLDERS OF 5% SENIOR SECURED NOTES DUE 2007

GSC RECOVERY II, L.P.

By: GSC Recovery II GP, L.P., its general partner

By: GSC RII, LLC, its general partner

By: GSCP (NJ) Holdings, L.P., its sole member

By: GSCP (NJ), Inc., its general partner

By: ______________________________________
Name: Robert A. Hamwee
Title: Managing Director

GSC RECOVERY IIA, L.P.

By: GSC Recovery IIA GP, L.P., its general partner

By: GSC RIIA, LLC, its general partner

By: GSCP (NJ) Holdings, L.P., its sole member

By: GSCP (NJ), Inc., its general partner

By: ______________________________________
Name: Robert A. Hamwee
Title: Managing Director

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    [signature pages to Amendment No. 1 to Note Purchase Agreement continued]

GSC PARTNERS CDO FUND, LIMITED

By: ______________________________________
Name: Robert A. Hamwee
Title: Managing Director

GSC PARTNERS CDO FUND II, LIMITED

By: ______________________________________
Name: Robert A. Hamwee
Title: Managing Director

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                                   SCHEDULE I

                             SCHEDULE OF PURCHASERS

         Allocation between the Purchasers listed below was based on pro-rata holdings GSC Recovery II, LP of the Company's 10% Senior Subordinated Pay-in-Kind Notes due 2007:

 DATE OF                                                                PRINCIPAL AMOUNT AT      PERCENT OF TOTAL
ISSUANCE              PURCHASER                    PURCHASE PRICE            MATURITY            ADDITIONAL NOTES
--------              ---------                    --------------       -------------------      ----------------
10/31/03           GSCP Recovery, Inc.             $ 3,042,616.00          $ 4,337,700.00               76.1%
10/31/03           GSC Recovery II, LP                 955,565.00            1,362,300.00               23.9%
                                                   --------------          --------------               ----
                                            TOTAL: $ 3,998,181.00          $ 5,700,000.00                100%
                                                   --------------          --------------                ---

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                                   EXHIBIT A-1

                         FORM OF NOTE (ADDITIONAL NOTES)

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